UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 6, 2013

FlexShopper, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-52589	20-5456087
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

10801 Johnston Road, Suite 210 Charlotte, NC		28226
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(866) 789-3863

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure

On December 6, 2013, the Company issued a press release, a copy of which is appended hereto.

Item 9.01.                       Financial Statements and Exhibits.

Exhibit            Description

99.1	Press release dated December 6, 2013. (Filed herewith.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FlexShopper, Inc.

December 6, 2013	By:	/s/ Brad Bernstein
Brad Bernstein
President and Chief Financial Officer